FOURTH LOAN MODIFICATION AGREEMENT

         This FOURTH LOAN MODIFICATION AGREEMENT is entered into as of January 27, 1999, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East ("Bank"), and ENDOGEN, INC., a MASSACHUSETTS corporation with its principal place of business at 30 COMMERCE WAY, WOBURN, MASSACHUSETTS 01801 ("Borrower").

                                    RECITALS

         Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                    AGREEMENT

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a Revolving Promissory Note dated August 28, 1996 in the maximum principal amount of $850,000 (the "Revolving Note") a Term Promissory Note dated August 28, 1996 in the maximum principal amount of $400,000 (the "Term Note") and an Equipment Line Promissory Note dated October 8, 1997 in the maximum principal amount of $250,000 (the "Equipment Note"). The Revolving Note, the Term Note and the Equipment Note are governed by the terms of a Loan and Security Agreement dated August 28, 1996 between Borrower and Bank, as amended by Loan Modification Agreements dated as of May 7, 1997, August 27, 1997 and August 27, 1998 between Borrower and Bank, and as such Loan and Security Agreement may be further amended from time to time (the "Loan Agreement").

         Hereinafter, all indebtedness owing by Borrower to Bank under the Revolving Note, the Term Note and the Loan Agreement shall be referred to as the "Indebtedness."

         2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, the Revolving Note, the Term Note and the Equipment Note, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

         3. DESCRIPTION OF CHANGES IN TERMS.

         3.1 Modification to Profitability Covenant. Section 6.11 of the Loan Agreement is hereby replaced in its entirety with the following:

             6.11 Profitability. Borrower shall be profitable for each fiscal quarter beginning with the fiscal quarter ending May 31, 1999, provided, however, that Borrower shall not suffer a loss greater than ONE HUNDRED FIFTY THOUSAND AND NO/100THS Dollars ($150,000) in the fiscal quarter ending February 28, 1999.

         3.2 Modifications to Debt Service Covenant. Section 6.12 of the Loan Agreement is hereby replaced in its entirety with the following:

             6.12 Minimum Debt Service. Borrower shall maintain, as of the last day of the fiscal quarter ending November 30, 1998 and as of the last day of each fiscal quarter beginning with the fiscal quarter ending August 31, 1999, a Debt Service ratio of at least 1.50 to 1.00.

         4. WAIVER OF PRIOR DEFAULT. Bank hereby waives Borrower's violation of the Profitability Covenant, as set forth in section 6.11 of the Loan Agreement prior to the date of this Fourth Loan Modification Agreement, for the period ending November 30, 1998.

         5. CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

             (a) this Fourth Loan Modification Agreement duly executed by Borrower;

             (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Fourth Loan Modification Agreement.

         7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the Indebtedness.

         8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Fourth Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Fourth Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Fourth Loan Modification Agreement, and (vi) the terms of this Section 8 apply not only to this Fourth Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

         9. EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower": ENDOGEN, INC.                                   "Bank": SILICON VALLEY BANK, doing
                                                            business as SILICON VALLEY EAST


By: __________________________________                      By: ______________________________
       Owen A. Dempsey, President                                  Phillip S. Ernst, VP



                                                            SILICON VALLEY BANK

                                                            By: _______________________________

                                                            Title: ______________________________
                                                            (Signed in Santa Clara County, California)

                                EXHIBIT D FOLLOWS

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

Borrower:    Endogen, Inc.                Lender:    Silicon Valley Bank
             30 Commerce Way                         3003 Tasman Drive
             Woburn, MA 01801                        Santa Clara, CA 95054

         The undersigned authorized officer of ENDOGEN, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated AUGUST 28, 1996 between Borrower and Bank, as amended (the "Loan Agreement"), (i) Borrower is in complete compliance for the period ending ___________ of all required conditions and terms except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes.

  Please indicate compliance status by circling Yes/No under '"Complies" column

               Reporting Covenant                                 Required                     Complies
               ------------------                                 --------                     --------
SEC Form 10Q                                      Within 5 days of SEC filing                  Yes  No
SEC Form 10K                                      Within 5 days of SEC filing                  Yes  No
A/R & A/P Agings                                  Monthly within 25 days                       Yes  No
A/R Audit                                         Annual                                       Yes  No

              Financial Covenants                      Required              Actual            Complies
              -------------------                      --------              ------            --------
Maintain on a Quarterly Basis:
------------------------------
Minimum Quick Ratio commencing 8/31/97                 1.10:1.0          __________:1.0        Yes  No
Maximum Debt/TNW                                       0.75:1.0          __________:1.0        Yes  No
Minimum Profitability commencing FQE 5/31/99              $1             $____________         Yes  No
Maximum Loss - FQE 2/28/99                            ($150,000)         $____________         Yes  No
Minimum Debt Service commencing FQE 8/31/99            1.5:1.0           __________:1.0        Yes  No

Comments Regarding Exceptions:


On behalf of Borrower, the Officer further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Agreement, including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

Sincerely,

                                        -----------------------------------
-----------------------------------            BANK USE ONLY
Signature

-----------------------------------     Received by:
TITLE                                   ___________________________
                                        Date:
-----------------------------------     _________________________________
DATE                                    Verified:
                                        ______________________________
                                        Date:
                                         _________________________________

                                        Compliance Status:     Yes      No
                                        -----------------------------------